Supplement dated December 7, 2020
to the Prospectuses, Summary Prospectuses and Statement of Additional Information (SAI), each as supplemented
(as applicable), of the following Funds (each a Fund and together the Funds):
Fund	Prospectus, Summary Prospectus and SAI Dated
Columbia Funds Series Trust
Columbia Georgia Intermediate Municipal Bond Fund	Prospectus and Summary Prospectus: 9/1/2020; SAI: 12/1/2020
Columbia Maryland Intermediate Municipal Bond Fund	Prospectus and Summary Prospectus: 9/1/2020; SAI: 12/1/2020
The Board of Trustees of the Funds (each a Fund and together the Funds) has approved a Plan of Liquidation and Termination (the Plan) pursuant to which the Funds (each a Fund and together the Funds) will be liquidated and terminated.
Effective at the open of business on January 11, 2021, the Funds (each a Fund and together the Funds) will no longer be open to new investors. Shareholders who opened and funded an account with the Funds (each a Fund and together the Funds) as of the open of business on this date (including accounts once funded that subsequently reached a zero balance) may continue to make additional purchases of Fund shares, including purchases by an existing retirement plan that has a plan-level or omnibus account with the Transfer Agent or other omnibus accounts relating to new or existing participants seeking to invest in the Funds (each a Fund and together the Funds). Effective January 11, 2021, any applicable contingent deferred sales charges will be waived on redemptions and exchanges out of the Funds (each a Fund and together the Funds).
Under the terms of the Plan, it is anticipated that the Funds (each a Fund and together the Funds) will be liquidated on or about May 7, 2021 (the Liquidation Date) at which time the Funds' shareholders will receive a liquidating distribution in an amount equal to the net asset value of their Fund shares. For federal income tax purposes, the liquidation of the Funds (each a Fund and together the Funds) will be treated as a redemption of Fund shares and may cause shareholders to recognize a gain or loss and pay taxes if the liquidated shares are held in a taxable account. You should consult with your own tax advisor about the particular tax consequences to you of the Funds' liquidation. Shareholders of the Funds (each a Fund and together the Funds) may redeem their investments in the Funds (each a Fund and together the Funds) or exchange their Fund shares for shares of another Columbia Fund at any time prior to the Liquidation Date (as described in the next paragraph). If the Fund has not received your redemption request or other instructions prior to the Liquidation Date, your shares will be automatically liquidated on the Liquidation Date.
As of the close of business on the business day preceding the Liquidation Date, the Funds (each a Fund and together the Funds) will no longer accept any orders for the purchase of or exchange for shares of the Funds (each a Fund and together the Funds). Orders for the purchase of or exchange for shares of the Funds (each a Fund and together the Funds) may, in the Funds' discretion, be rejected prior to the Liquidation Date, including for operational reasons relating to the anticipated liquidation of the Fund.
During the period prior to the Liquidation Date, the Funds' investment manager, Columbia Management Investment Advisers, LLC (the Investment Manager), may depart from the Fund’s stated investment objectives and strategies to reduce the amount of portfolio securities and hold more cash or cash equivalents to liquidate the Funds' assets in a manner that the Investment Manager believes to be in the best interests of the Fund and its shareholders. Shareholders remaining in the Funds (each a Fund and together the Funds) may bear increased transaction fees incurred in connection with the disposition of the Funds' portfolio holdings. Any such transaction costs would reduce any distributable net capital gains.
Shareholders who hold their Fund shares through a retirement plan or account (such as a 401(k) plan or individual retirement account) and who receive a distribution of liquidation proceeds will be subject to taxes and, if under 59½ years of age, applicable early withdrawal penalties, unless the distribution proceeds are reinvested as a rollover in an eligible retirement plan or account within 60 days after the proceeds are received.
The Funds (each a Fund and together the Funds) will seek to pay out all distributable net income and net capital gains prior to the Liquidation Date. Shareholders will receive liquidation proceeds as soon as practicable after the Liquidation Date.
Shareholders should retain this Supplement for future reference.
SUP000_00_111_(12/20)